                                                                     EXHIBIT 24

                               POWER OF ATTORNEY

  I hereby appoint CHERYL SOROKIN, JEFFREY R. LAPIC, and CAROLYN CHEW HAMILTON, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as Chairman of the Board and Chief Executive Officer of BankAmerica Corporation and file with the Securities and Exchange Commission pursuant to the Securities Act of 1933 a shelf registration statement and any amendments covering the public offering of senior debt, subordinated debt, junior subordinated debt, preferred securities of trusts created by BankAmerica Corporation and guarantees with respect to such preferred securities.

  This power of attorney, unless earlier revoked or terminated, will terminate on January 31, 1998.

                                          /s/ David A. Coulter
                                          -------------------------------------
                                          David A. Coulter

Dated: November 4, 1996

                               POWER OF ATTORNEY

 I hereby appoint CHERYL SOROKIN, JEFFREY R. LAPIC, and CAROLYN CHEW HAMILTON, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as Chief Financial Officer of BankAmerica Corporation and file with the Securities and Exchange Commission pursuant to the Securities Act of 1933 a shelf registration statement and any amendments covering the public offering of senior debt, subordinated debt, junior subordinated debt, preferred securities of trusts created by BankAmerica Corporation and guarantees with respect to such preferred securities.

  This power of attorney, unless earlier revoked or terminated, will terminate on January 31, 1998.

                                          /s/ Michael E. O'Neill
                                          -------------------------------------
                                          Michael E. O'Neill

Dated: November 4, 1996

                               POWER OF ATTORNEY

  I hereby appoint CHERYL SOROKIN, JEFFREY R. LAPIC, and CAROLYN CHEW HAMILTON, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as Chief Accounting Officer of BankAmerica Corporation and file with the Securities and Exchange Commission pursuant to the Securities Act of 1933 a shelf registration statement and any amendments covering the public offering of senior debt, subordinated debt, junior subordinated debt, preferred securities of trusts created by BankAmerica Corporation and guarantees with respect to such preferred securities.

  This power of attorney, unless earlier revoked or terminated, will terminate on January 31, 1998.

                                          /s/ John J. Higgins
                                          -------------------------------------
                                          John J. Higgins

Dated: November 4, 1996

                               POWER OF ATTORNEY

  I hereby appoint CHERYL SOROKIN, JEFFREY R. LAPIC, and CAROLYN CHEW HAMILTON, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of BankAmerica Corporation and file with the Securities and Exchange Commission pursuant to the Securities Act of 1933 a shelf registration statement and any amendments covering the public offering of senior debt, subordinated debt, junior subordinated debt, preferred securities of trusts created by BankAmerica Corporation and guarantees with respect to such preferred securities.

  This power of attorney, unless earlier revoked or terminated, will terminate on January 31, 1998.

Dated: November 4, 1996

                                               /s/ Joseph F. Alibrandi
                                       ---------------------------------------
                                                 Joseph F. Alibrandi

                                                  /s/ Jill E. Barad
                                       ---------------------------------------
                                                    Jill E. Barad

                                                /s/ Peter B. Bedford
                                       ---------------------------------------
                                                  Peter B. Bedford

                                                /s/ Andrew F. Brimmer
                                       ---------------------------------------
                                                  Andrew F. Brimmer

                                                /s/ Richard A. Clarke
                                       ---------------------------------------
                                                  Richard A. Clarke

                                                  /s/ Timm F. Crull
                                       ---------------------------------------
                                                    Timm F. Crull

                                               /s/ Kathleen Feldstein
                                       ---------------------------------------
                                                 Kathleen Feldstein

                                                 /s/ Donald E. Guinn
                                       ---------------------------------------
                                                   Donald E. Guinn

                                               /s/ Frank L. Hope, Jr.
                                       ---------------------------------------
                                                 Frank L. Hope, Jr.

                                             /s/ Ignacio E. Lozano, Jr.
                                       ---------------------------------------
                                               Ignacio E. Lozano, Jr.

                                                  /s/ Walter E. Massey
                                        ----------------------------------------
                                                    Walter E. Massey

                                                  /s/ John M. Richman
                                        ----------------------------------------
                                                    John M. Richman

                                                /s/ Richard M. Rosenberg
                                        ----------------------------------------
                                                  Richard M. Rosenberg

                                                 /s/ A. Michael Spence
                                        ----------------------------------------
                                                   A. Michael Spence

                                                /s/ Solomon D. Trujillo
                                        ----------------------------------------
                                                  Solomon D. Trujillo